Exhibit 10.1

AMENDMENT TO THE

ROLLOVER AGREEMENT

THIS AMENDMENT TO THE ROLLOVER AGREEMENT (this “Amendment”) is entered into as of September 2, 2025, by and among Shurya Vitra Ltd., a BVI business company incorporated under the Laws of the British Virgin Islands with registration number 2176891 (“Parent”), and those shareholders (each, a “Shareholder” and collectively, the “Shareholders”) of Emeren Group Ltd, a BVI business company incorporated under the Laws of the British Virgin Islands with registration number 1016246 (the “Company”), listed on Schedule A to that certain Rollover Agreement, dated as of June 18, 2025 (the “Rollover Agreement”). Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Rollover Agreement.

BACKGROUND

WHEREAS, Parent and the Shareholders intended that Shah Capital Opportunity Fund LP (“Shah Opportunity Fund”) be considered a “Shareholder” under the Rollover Agreement, such that Shah Opportunity Fund’s Shares be subject to the terms and conditions of the Rollover Agreement and cancelled in connection with the subscription of newly issued shares of Parent; and

WHEREAS, at any time prior to the Expiration Time, any provision of the Rollover Agreement may be amended if, and only if, such amendment is in writing and signed by the Shareholders and Parent; and

WHEREAS, the Parties now desire to amend the Rollover Agreement to clarify that Shah Opportunity Fund is a Shareholder under the Rollover Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.               Scope. Except as set forth in this Amendment, all terms and conditions of the Rollover Agreement shall continue in full force and effect in accordance with their terms.

2.              Amendments and Agreements. Schedule A to the Rollover Agreement is hereby amended and restated in its entirety as set forth on Exhibit I to this Amendment. All references in the Rollover Agreement to (a) “Shareholders” or the “parties” to the Rollover Agreement shall include Shah Opportunity Fund, and (b) “Rollover Shares” shall include the holdings of Shah Opportunity Fund.

3.             Miscellaneous. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by electronic transmission in .PDF format or similar electronic means shall be sufficient to bind the parties to the terms and conditions of this Amendment. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, will be effective unless in writing signed by the duly authorized representatives of all parties hereto, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. This Amendment shall be governed in accordance with the internal laws (excluding the conflicts of laws provisions) of the State of New York. Each party shall bear and pay its own fees, costs and expenses in connection with the negotiation, preparation and review of this Amendment.

[Signature page follows.]

The parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

PARENT:
Shurya Vitra Ltd.

By:	/s/ Himanshu H. Shah
Name: Himanshu H. Shah
Title: Director/CEO

SHAREHOLDERS:

/s/ Ke Chen
Name: Ke Chen

/s/ Enrico Bocchi
Name: Enrico Bocchi

Shah Capital Opportunity Fund LP

By:	/s/ Himanshu H. Shah
Name: Himanshu H. Shah
Title: Managing Member

SIGNATURE PAGE TO AMENDMENT TO ROLLOVER AGREEMENT

EXHIBIT I

SCHEDULE A

Rollover Shares1

Shareholder	Owned Shares/ ADSs/ Options/ RSUs	Rollover Shares	Parent Shares
Ke Chen	4,870,270 Ordinary Shares and 3,000,000 Ordinary Shares subject to Vested Company Options	4,870,270 Ordinary Shares	4,870,270 Ordinary Shares
Enrico Bocchi	500,000 Company Restricted Share Unit Awards[2]	0	0
Shah Capital Opportunity Fund LP	18,409,249 ADSs	18,409,249 ADSs	18,409,249 ADSs

1 For the avoidance of doubt, the figures in this Schedule A correspond to the number of ordinary shares, not ADSs, unless otherwise indicated.

2 Enrico Bocchi’s 500,000 RSUs have not been vested. One third of these will vest on October 1, 2025, another one third on October 1, 2026, and the remaining on October 1, 2027. Any RSUs that vest prior to Closing will become Rollover Shares and will be exchanged on a 1:1 basis for Parent Shares.